FIRST AMENDMENT TO CREDIT AGREEMENT



     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is dated as of the 14th day of June, 1999 among GABLES REALTY LIMITED PARTNERSHIP (the "Borrower"), WACHOVIA BANK, N.A., as Administrative Agent (the "Administrative Agent"), FIRST UNION NATIONAL BANK, as Syndication Agent, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Documentation Agent and WACHOVIA BANK, N.A., FIRST UNION NATIONAL BANK, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, COMMERZBANK AG, ATLANTA AGENCY, PNC BANK, NATIONAL ASSOCIATION, AMSOUTH BANK OF ALABAMA and GUARANTY FEDERAL BANK, F.S.B. (collectively, the "Banks");



                              W I T N E S S E T H:



     WHEREAS, the Borrower, the Administrative Agent and the Banks executed and delivered that certain Amended and Restated Credit Agreement, dated as of May 13, 1998 (the "Credit Agreement");

     WHEREAS, the Borrower has requested and the Administrative Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Administrative Agent and the Banks hereby covenant and agree as follows:

     1. DEFINITIONS. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.



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2. AMENDMENT TO SECTION 1.01.

(a) Section 1.01 of the Credit Agreement hereby is amended by adding the following definitions in the appropriate alphabetical sequence:

     "Adjusted Total Assets Value" means Total Assets Value; provided, that in calculating Adjusted Total Assets Value, clauses (v), (vi) and (vii) of the definition of Total Assets Value shall be excluded.

     "Consolidated Fixed Charges" for any period means the sum of the following of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis (x) Consolidated Interest Expense, plus (y) all scheduled principal payments (excluding balloon payments payable at maturity), plus (z) all preferred dividends paid or accrued.

     "Consolidated Fixed Charges Coverage Ratio" means, at any date, for the Fiscal Quarter most recently ended and the immediately preceding 3 Fiscal Quarters, the ratio of: (i) Consolidated Income Available for Debt Service; to
(ii) Consolidated Fixed Charges.

     "Joint Venture" means a Person (i) whose primary business is the development or ownership of Multi-Family Properties, (ii) in which the Borrower or any of its Consolidated Subsidiaries owns a legal and beneficial ownership interest and (iii) whose accounts at any date are not consolidated with those of the Borrower in its consolidated financial statements as of such date in accordance with GAAP.

     "Joint Venture Property" means a Multi-Family Property which is owned by a Joint Venture.

     "Joint Venture Share" means, with respect to any Joint Venture, the percentage of legal and beneficial ownership interest in such Joint Venture held by the Borrower or by any of its Consolidated Subsidiaries.

(b) Section 1.01 of the Credit Agreement hereby is amended by deleting the definitions of "Borrowing Base", "Consolidated Income Available for Debt Service", "Construction Period Termination Date", "Debt", "Economically Occupied", "Termination Date", "Total Assets Value" and "Total Debt", and substituting the following therefor:

     "Borrowing Base" means the sum of each of the following, as determined by reference to the most recent Borrowing Base Certificate furnished pursuant to Section 3.01(h) or Section 5.01(h), as applicable:

          (i) an amount equal to the product of: (x) 7.22222; times (y) the Net Operating Income for the 12 month period ending on the last day of the month just ended prior to the date of determination, from each Eligible Property which either was on average at least 90% Economically Occupied during, or with respect to which the Construction Period Termination Date occurred prior to the commencement of, such 12 month period; provided, that if an Eligible Property satisfies the criteria set forth in both this clause (i) and in clause (ii) below, it shall be included in the calculations only in this clause (i); plus

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          (ii) an amount  equal to the product of: (x)  28.88889;  times (y) the
     Net Operating Income for the 3 month period ending on the last day of the month just ended prior to the date of determination, from each Eligible Property with respect to which the Construction Period Termination Date did not occur prior to the commencement of the 12 month period ending on the last day of the month just ended prior to the date of determination; plus

          (iii)an amount equal to the lesser of: (x) 50% of the aggregate amount of cash expenditures (including indirect costs internally allocated in accordance with GAAP) as of the last day of the month just ended prior to the date of determination on all Eligible Properties which consist of Properties as to which the Construction Period Termination Date has not occurred as of such last day of the month just ended (provided, that no more than an aggregate of 20% of such amount shall be included for land on which construction has not commenced); and (y) 30% of the aggregate Commitments in effect on the date of determination; less

          (iv) the aggregate amount of all outstanding unsecured Consolidated Debt including standby letters of credit, but excluding the outstanding balance under this Agreement.

     "Consolidated Income Available for Debt Service" shall mean, calculated on a consolidated basis, the sum of the Borrower's and its Subsidiaries': (i) net income (but excluding equity in, and income and losses of, joint ventures) before minority interests and extraordinary items in accordance with GAAP, plus
(ii) depreciation and amortization, plus (iii) losses from sales or joint ventures, plus (iv) increases in deferred taxes and other non-cash items, minus
(v) gains from sales or joint ventures, minus (vi) decreases in deferred taxes and other non-cash items, plus (vii) interest expense and letter of credit fees on tax exempt bonds and plus (viii) taxes (excluding ad valorem taxes).

     "Construction Period Termination Date" means, with respect to construction of Multi-Family Properties and Joint Venture Properties, the date which is 3 months after the issuance of a permanent certificate of occupancy for the last unit of such Multi-Family Property or a Joint Venture Property.

     "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments (but excluding such obligations to the extent of principal amounts escrowed or maintained in a trust or escrow account or other fund with one or more trustees pursuant to the applicable indenture or other agreement pertaining to such obligations), (iii) all obligations of such Person to pay the deferred purchase

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price of  property or services,   except trade accounts  payable  arising in the
ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid or to be paid under a letter of credit or similar instrument, (viii) all obligations of others secured by a Lien on any asset of such Person, whether or not such obligations are assumed by such Person, and (ix) all obligations of others Guaranteed by such Person.

     "Economically Occupied" means, with respect to any Eligible Property, Joint Venture Property or other Multi-Family Property and in reference to a specified percentage, that tenants paying rental obligations are occupying at least the specified percentage of the total number of units at such Eligible Property, Joint Venture Property or other Multi-Family Property, as the case may be.

     "Termination Date" means May 13, 2002, provided, that if any of the following events occur, the Termination Date shall be such earlier date or later date as is applicable pursuant to the following: (i) such later date to which it is extended by the Banks pursuant to Section 2.04(b), in their sole and absolute discretion; (ii) such earlier date on which the Commitments are terminated pursuant to Section 2.08 following the occurrence of a Change in Control; (iii) such earlier date on which the Commitments are terminated pursuant to Section
6.01 following the occurrence of an Event of Default; or (iv) such earlier date on which the Borrower terminates the Commitments entirely pursuant to Section 2.07.

     "Total Assets Value" means the sum of:

          (i) the quotient of (x) the Net Operating Income for the 12 month period ending on the last day of the month just ended prior to the date of determination, from each Multi-Family Property which either was on average at least 90% Economically Occupied during, or with respect to which the Construction Period Termination Date occurred prior to the commencement of, such 12 month period, divided by (y) 0.09; provided, that if a Multi-Family Property satisfies the criteria set forth in both this clause (i) and in clause (ii) below, it shall be included in the calculations only in clause
     (ii) below; plus

          (ii) an amount equal to the quotient of (x) 400% of the Net Operating Income for the 3 month period ending on the last day of the month just ended prior to the date of determination, from each Multi-Family Property with respect to which the Construction Period Termination Date did not occur prior to the commencement of the 12 month period ending on the last day of the month just ended prior to the date of determination, divided by
     (y) 0.09; plus

          (iii)an amount equal to 100% of the aggregate amount of cash expenditures (including indirect costs internally allocated in accordance

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     with  GAAP)as of the last day of the month just ended  prior to the date of determination on all Multi-Family Properties as to which the Construction Period Termination Date has not occurred as of such last day of the month just ended, plus

          (iv) an amount equal to 100% of all unrestricted cash and cash equivalents held by the Borrower, including amounts on deposit with banks or other financial institutions and Investments of the types described in clauses (i) through (vi), inclusive, of the definition of "Investments", provided, with respect to Investments described in clause (vi), that such Investments are readily marketable, plus

          (v) the quotient of (x) the Joint Venture Share of the net operating income for the 12 month period ending on the last day of the month just ended prior to the date of determination, from each Joint Venture Property which either was on average at least 90% Economically Occupied during, or with respect to which the Construction Period Termination Date occurred prior to the commencement of, such 12 month period, divided by (y) 0.09, plus

          (vi) an amount equal to the Joint Venture Share of the aggregate amount of the quotient of (x) 400% of the net operating income for the 3 month period ending on the last day of the month just ended prior to the date of determination, from each Joint Venture Property with respect to which the Construction Period Termination Date did not occur prior to the commencement of the 12 month period ending on the last day of the month just ended prior to the date of determination, divided by (y) 0.09; plus

          (vii) an amount equal to the Joint Venture Share of the aggregate amount of cash expenditures (including indirect costs internally allocated in accordance with GAAP) as of the last day of the month just ended prior to the date of determination on each Joint Venture Property as to which the Construction Period Termination Date has not occurred as of such last day of the month just ended.

     "Total Debt" means the sum (without duplication) of (i) total liabilities (but excluding such obligations to the extent of principal amounts escrowed or maintained in a trust or escrow account or other fund with one or more trustees pursuant to the applicable indenture or other agreement pertaining to such obligations) of the Borrower and the Guarantors, on a consolidated basis, plus (ii) the aggregate amount of Debt Guaranteed by the Borrower, the Guarantors and the other Subsidiaries (other than Guarantees which have been fully cash collateralized), plus (iii) the Borrower's Joint Venture Share of the aggregate amount of Debt of all Joint Ventures, plus (iv) the face amount of all letters of credit (other than amounts which are fully cash collateralized) for which any of the Borrower or the Guarantors is the account party, determined at the end of the Borrower's most recent Fiscal Quarter, less (v) the aggregate amount of all tenant deposits which are maintained in segregated accounts and classified as restricted cash in accordance with GAAP, and less (vi) amounts maintained in escrow deposits with banks or other financial

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     institutions  for payment of real estate  property  taxes  reflected on the
     Borrower's balance sheet and reflected as restricted cash in accordance with GAAP.

     3. AMENDMENT TO SECTION 2.04(b). Section 2.04(b) of the Credit Agreement hereby is deleted, and the following is substituted therefor:

          (b) Notwithstanding the foregoing, the outstanding principal amount of the Loans, if any, together with all accrued but unpaid interest thereon, if any, shall be due and payable on May 13, 2002, unless the Termination Date is otherwise extended by the Banks, in their sole and absolute discretion. Upon the written request of the Borrower, which request shall be delivered to the Agent at least 90 days prior to each Extension Date (as such term is hereinafter defined), the Banks shall have the option (without any obligation whatsoever so to do) of extending the then current Termination Date for additional one-year periods from the then current
     Termination Date on but not before each of May 13, 2000 and May 13, 2001 (each, an "Extension Date"), but in no event shall the Commitment of any Bank or any Loan hereunder be outstanding for a period greater than three
     (3) years. Notwithstanding any request by the Borrower as described in the foregoing sentence, in the event that a Bank chooses, in its sole and absolute discretion, not to extend the Termination Date for such an additional one-year period, notice shall be given by such Bank to the Borrower and the Agent not more than 60 days but not less than 45 days prior to the relevant Extension Date; provided, that the Termination Date shall not be extended with respect to any of the Banks unless the Required Banks are willing to extend the Termination Date and either (x) the remaining Banks shall elect to purchase ratable assignments (without any obligation so to do) from such terminating Bank (in the form of an Assignment and Acceptance) in accordance with their respective percentage of the remaining aggregate Commitments; provided, that, such Banks shall be provided such opportunity (which opportunity shall allow such Banks at least 30 days in which to make a decision) prior to the Borrower finding another bank pursuant to the immediately succeeding clause (y); and, provided, further, that, should any of the remaining Banks elect not to purchase such an assignment, then, such other remaining Banks shall be entitled to purchase an assignment from any terminating Bank which includes the ratable interest that was otherwise available to such non-purchasing remaining Bank or Banks, as the case may be, or (y) the Borrower shall find another bank, acceptable to the Agent, willing to accept an assignment from such terminating Bank (in the form of an Assignment and Acceptance) or (z) the Borrower shall reduce the aggregate Commitments in an amount equal to the Commitment of any such terminating Bank and pay to the terminating Bank all principal, interest, fees and other amounts then payable to it hereunder and under such terminating Bank's Notes. Notwithstanding the foregoing, if the Termination Date is not extended for an additional one year period on each Extension Date, there shall be no further Extension Dates or extensions of the Termination Date. If the Termination Date is extended for an additional one year period on each Extension Date, the Borrower shall pay to the Agent, for the ratable account of the remaining Banks, an extension fee in an amount equal to 0.10% of the aggregate Commitments in effect on the relevant Extension Date, which fee shall be payable on such Extension Date.

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     4. AMENDMENT TO SECTION  2.05(a).  Section 2.05(a) of the Credit  Agreement
hereby is amended by deleting the table contained therein and substituting therefor the following table:

                     Level I           Level II    Level III       Level IV
                     -------           --------    ---------       --------

Debt Rating   Greater than or = BBB+      BBB         BBB-      Less than BBB-
                           or              or          or             or
              Greater than or = Baa1      Baa2        Baa3      Less than Baa3

Applicable
Margin                0.825               0.95        1.10           1.30


     5. AMENDMENT TO SECTION 5.01(c). Section 5.01(c) of the Credit Agreement hereby is deleted and the following is substituted therefor:

          (c) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate, substantially in the form of Exhibit-F (a "Compliance Certificate"), of an Executive Officer (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.03 through 5.09, inclusive, and Sections 5.25,
     5.27 and 5.28, on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

     6. AMENDMENT TO SECTION 5.11. Section 5.11 of the Credit Agreement hereby is amended by deleting clause (c) thereof, and the following is substituted therefor:

          (c) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit,

               (i) the sale of Properties, during any period of 12 calendar months, pursuant to reasonable terms which are no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate, for fair market value (as determined in good faith by the Board of Directors of the Borrower or an Executive Committee thereof), for an aggregate amount, when combined with all other such sales pursuant to this clause (c)(i), does not exceed 15% of Consolidated Total Assets as of the end of the Fiscal Quarter immediately preceding the Fiscal Quarter in which such 12 calendar month period begins, or

               (ii) during any Fiscal Quarter, other transfers of assets or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines

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          or  segments   discontinued,   during  such  Fiscal  Quarter  and  the
          immediately preceding 3 Fiscal Quarters, excluding in all cases sales permitted under clause (c)(i) above, either (x) constituted more than 5% of Consolidated Total Assets at the end of the Fiscal Quarter immediately preceding such Fiscal Quarter, or (y) contributed more than 5% of Consolidated Income Available for Debt Service during the 4 Fiscal Quarters immediately preceding such Fiscal Quarter.

     7. NEW SECTION 5.28. A new Section 5.28 hereby is added to the Credit Agreement, as follows:

               SECTION 5.28. Consolidated Fixed Charges Coverage Ratio. At the end of each Fiscal Quarter, the Consolidated Fixed Charges Coverage Ratio shall not be less than 1.75 to 1.0.

     8. AMENDMENT TO SECTION 5.03. Section 5.03 of the Credit Agreement hereb is amended and the following is substituted therefor:

               SECTION 5.03. Total Secured Debt. The amount of Total Secured Debt will not at any time exceed 40% of Adjusted Total Assets Value.

     9. AMENDMENT TO SECTION 6.01(b). Section 6.01(b) of the Credit Agreement hereby is amended and the following is substituted therefor:

               (b) the Borrower or any Guarantor shall fail to observe or perform any covenant contained in Sections 5.01(c), 5.02(ii), 5.03 through 5.12, inclusive, Sections 5.22 or Sections 5.24 through 5.28; or

    10.  AMENDMENT TO COMPLIANCE CERTIFICATE (Exhibit F).

               (a) Paragraph 1 of the Compliance Certificate hereby is deleted and the following is substituted therefor:

         1.  Consolidated Total Secured Debt (Section 5.03)

          The amount of Total Secured Debt will not at any time exceed 40% of Adjusted Total Assets Value.

         (a)  Total Secured Debt                      Schedule 1  $
                                                                   ----------
         (b)  Adjusted Total Assets Value             Schedule 2  $
                                                                   ----------
         (c)  40% of (b)                                          $
                                                                   ----------

              Limitation: (a) must be less than (c)


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               (b) Paragraph 2 of the Compliance  Certificate  hereby is deleted and the following is substituted therefor:

     2. Ratio of Total Debt to Total Assets (Section 5.04)

          The ratio of Total Debt to Total Assets Value will not at any time exceed 0.55 to 1.00.

          (a) consolidated total liabilities at end of most recent Fiscal Quarter (other than principal amount equal to cash held in
               escrow)                                           $
                                                                  -------------

          (b) aggregate amount of Debt Guaranteed by Borrower, the Guarantor and the Subsidiaries (other than of Guarantees of Debt of any of them and Guarantees which have been fully cash collateralized) at
               end of most recent Fiscal Quarter                 $
                                                                  -------------

          (c)  Borrower's Joint Venture Share of aggregate amount of Debt of all
               Joint Ventures                                    $
                                                                  -------------

          (d) face amount of all letters of credit (other than amounts which are fully cash collateralized) for which the Borrower or any of the Guarantors is account party at the end of the most recent
               Fiscal Quarter                                    $
                                                                  -------------

          (e)  aggregate  amount of all tenant  deposits which are maintained in
               segregated   accounts  and  classified  as  restricted   cash  in
               accordance with GAAP                              $
                                                                  -------------

          (f) amounts maintained in escrow deposits with banks or other financial institutions for payment of real estate property taxes reflected on the Borrower's balance sheet and reflected as
               restricted cash in accordance with GAAP           $
                                                                  -------------

          (g)  Total  Debt  (sum of (a)  plus (b) plus (c) plus (d) less (e less
               (f))                                              $-------------

          (h)  Total Assets Value - Schedule 2                   $
                                                                  -------------

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                  Actual Ratio of (g) to (h)                          to 1.00
                                                            ---------

                  Maximum Ratio                     Less than 0.55 to 1.00 (1)

          (c) a new Paragraph 10 hereby is added to the Compliance Certificate, as follows:

               10. Consolidated Fixed Charges Coverage Ratio (Section 5.28)

                    At the end of each Fiscal Quarter, the Consolidated Fixed Charges Coverage Ratio shall not be less than 1.75 to 1.0.

                    (a)  Consolidated   Income  Available  for  Debt  Service -
                         Schedule 4                              $
                                                                  -----------

                    (b)  Consolidated Fixed Charges - Schedule 7 $
                                                                  -----------

                    (c)  Actual Ratio of (a) to (b)                    to 1.0
                                                                 ------

                    Minimum Ratio                                 1.75 to 1.0

          (d) Schedules 2, 3, 4 and 7 to the Compliance Certificate hereby are deleted and Schedules 2, 3, 4 and 7 attached hereto are substituted therefor.

     11. AMENDMENT TO BORROWING BASE CERTIFICATE (Exhibit H) . The Borrowing Base Certificate hereby is deleted and Exhibit H attached hereto hereby is substituted therefor.

     12. RESTATEMENT OF REPRESENTATIONS AND WARRANTIES. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof (except to the extent such representations and warranties expressly relate to an earlier date) and with specific reference to this First Amendment and all other loan documents executed and/or delivered in connection herewith.

     13. EFFECT OF AMENDMENT. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     14. RATIFICATION. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.


-----------------------
(1) 0.60 to 1.0 for the Fiscal Quarter ending June 30, 1998 (but not thereafter), if a ratio of 0.55 to 1.0 is exceeded solely because of the South Florida Acquisition.


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     15.  COUNTERPARTS.  This First  Amendment  may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered (which may be by telecopier pursuant to Section 20 below) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     16. Section References. Section titles and references used in this First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     17. No Default. To induce the Administrative Agent and the Banks to enter into this First Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

     18. Further Assurances. The Borrower agrees to take such further actions as the Administrative Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Borrower.

     19. Governing Law. This First Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

     20. Conditions Precedent. This First Amendment shall become effective only upon (i) execution hereof by the Administrative Agent; (ii) execution and return to the Administrative Agent at the telecopier number set forth below of a copy hereof by the Borrower and the Banks; (iii) execution and return to the Administrative Agent at the telecopier number set forth below of a copy of the Consent and Reaffirmation of Initial Guarantors at the end hereof and (iv) payment to the Administrative Agent, for the ratable account of the Banks, of an amendment and extension fee in an amount equal to 0.15% of the aggregate Commitments in effect on the date hereof. Executed copies hereof shall be sent by facsimile to counsel for the Administrative Agent, Jones, Day, Reavis & Pogue, Attention: Christopher l. Carson, at telecopier number 404-581-8868, confirmation number 404-581-8035.







                                        [SIGNATURES CONTAINED ON NEXT PAGE]

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     IN WITNESS WHEREOF, the Borrower,  the Administrative Agent and each of the
Banks has caused this First Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                              GABLES REALTY LIMITED
                                              PARTNERSHIP
                                                                         (SEAL)
                                              By: Gables GP, Inc., its sole
                                                  general partner


                                              By: /s/Marvin R. Banks, Jr.
                                                 -----------------------------
                                                 Name:  Marvin R. Banks, Jr.
                                                 Title: Senior Vice President

WACHOVIA BANK, N.A.,                          FIRST UNION NATIONAL BANK.,
as Administrative Agent and as a Bank         as Syndication Agent and as a Bank


By: /s/ Mary F. Hughes                        By: /s/ David Hoagland
   -----------------------------                 -----------------------------
   Name:   Mary F. Hughes                        Name:  David Hoagland
   Title:  Vice President                        Title: Vice President


CHASE BANK OF TEXAS,                          COMMERZBANK AG, ATLANTA AGENCY,
NATIONAL ASSOCIATION,                         as a Bank
as Documentation Agent and as a Bank


By: /s/ Susan M. Tate                         By: /s/ Douglas P. Traynor
   -----------------------------                 -----------------------------
   Name:   Susan M. Tate                         Name:  Douglas P. Traynor
   Title:  Vice President                        Title: Vice President

                                              By: /s/ E. Marcus Perry
                                                 -----------------------------
                                                 Name:  E. Marcus Perry
                                                 Title: Assistant Vice President


PNC BANK, NATIONAL                            AMSOUTH BANK OF ALABAMA,
 ASSOCIATION, as a Bank                       as a Bank


By: /s/ Wayne Robertson                       By: /s/ James Miller
   -----------------------------                 -----------------------------
   Name:   Wayne Robertson                       Name:  James Miller
   Title:  Vice President                        Title: Vice President


GUARANTY FEDERAL BANK, F.S.B.
as a Bank


By: /s/ Richard V. Thompson
   -----------------------------
   Name:   Richard V. Thompson
   Title:  Senior Vice President


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                                                                SCHEDULE - 2
                                                                ------------

               ADJUSTED TOTAL ASSETS VALUE AND TOTAL ASSETS VALUE


(a)  Net Operating  Income for the 12 month period ending on the last day of the month  just  ended  from each
     Multi-Family  Property  which  either was on average at
     least 90% economically occupied during, or with respect
     to which the Construction Period Termination Date occurred
     prior to the commencement of, such 12 month period (2)     $
                                                                 --------------

(b) (a) divided by 0.09;                                        $
                                                                 --------------

(c)  Net  Operating  Income for the 3 month period  ending
     on the last day of the month just  ended  from each
     Multi-Family  Property  with  respect to which the
     Construction  Period Termination Date did not occur
     prior to the commencement of the 12 month period ending
     on the last day of the month just ended                    $
                                                                 --------------

(d) (c) times 4.0                                               $
                                                                 --------------

(e) (d) divided by 0.09                                         $
                                                                 --------------

(f)  aggregate amount of cash expenditures (3) as of the last day of the month just ended on each  Multi-Family
     Property as to which the  Construction  Period
     Termination  Date has not  occurred  as of such last
     day of the month  just ended                               $
                                                                 --------------

(g)  aggregate  amount of all cash and cash  equivalents
     held by the Borrower (4)                                   $
                                                                 --------------

     -----------------------
     (2)  If a  Multi-Family  Property  satisfies the criteria set forth in both
          (a) and (b), in shall be included only in the calculations in (b).

     (3)  Including indirect costs internally allocated in accordance with GAAP.

     (4) Including amounts on deposit with banks or other financial institutions and Investments of the types described in clauses (i) through (vi), inclusive, of the definition of "Investments", provided, with respect to Investments described in clause (vi), that such Investments are readily marketable.

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(h)  ADJUSTED TOTAL ASSETS VALUE
     sum of (b) plus (e) plus (f) plus (g)                      $
                                                                 --------------

(i)  Joint  Venture  Share of the net  operating  income
     for the 12 month period ending on the last day of
     the month  just  ended  from each  Joint  Venture
     Property  which  either was on average at least 90%
     economically  occupied during, or with respect to
     which the Construction  Period  Termination Date
     occurred prior to the commencement of, such 12 month
     period                                                     $
                                                                 --------------

(j)  (i) divided by 0.09                                        $
                                                                 --------------

(k)  Joint  Venture  Share of the net  operating  income
     for the 3 month  period ending on the last day of
     the month  just  ended  from each  Joint  Venture
     Property with respect to which the Construction Period
     Termination Date did not occur prior to the commencement
     of the 12 month period ending on the last day of the
     month just ended                                           $
                                                                 --------------

(l)  (k) times 4.0                                              $
                                                                 --------------

(m)  (l) divided by 0.09                                        $
                                                                 --------------

(n)  Joint Venture Share of the aggregate amount of cash
     expenditures (5) as of the last day of the month just
     ended prior to the date of determination on each
     Joint Venture  Property which is still under
     construction  as of such last day of the month just
     ended                                                      $
                                                                 --------------

(o)  TOTAL ASSETS VALUE
     sum of (h) plus (j) plus (m) plus (n)                      $
                                                                 --------------

-----------------------
(5) Including indirect costs internally allocated in accordance with GAAP.


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                                                                SCHEDULE - 3
                                                                ------------

                 CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE
   (for Fiscal Quarter just ended and immediately preceding 3 Fiscal Quarters)

    quarter
----       ----
       net income (6)                                          $
       plus minority interests                                 $
       less extraordinary gains                               ($            )
       plus extraordinary losses                               $
       plus depreciation and amortization                      $
       plus losses from sales or joint ventures                $
       less gains from sales or joint ventures                ($            )
       less decreases in deferred taxes
                and non-cash items                            ($            )
       plus increases in deferred taxes
                and non-cash items                             $
       plus interest expense                                   $
       plus letter of credit fees on
                on tax exempt bonds                            $
       plus taxes (excluding ad valorem taxes)                 $

    quarter
----       ----
         net income (6)                                        $
         plus minority interests                               $
         less extraordinary gains                             ($            )
         plus extraordinary losses                             $
         plus depreciation and amortization                    $
         plus losses from sales or joint ventures              $
         less gains from sales or joint ventures              ($            )
         less decreases in deferred taxes
                  and non-cash items                          ($            )
         plus increases in deferred taxes
                  and non-cash items                           $
         plus interest expense                                 $
         plus letter of credit fees on
                  on tax exempt bonds                          $
         plus taxes (excluding ad valorem taxes)               $

    quarter
----       ----
         net income (6)                                        $
         plus minority interests                               $
         less extraordinary gains                             ($            )
         plus extraordinary losses                             $

-----------------------
(6)  Excluding equity in and income and losses of joint ventures

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         plus depreciation and amortization                    $
         plus losses from sales or joint ventures              $
         less gains from sales or joint ventures              ($            )
         less decreases in deferred taxes
                  and non-cash items                          ($            )
         plus increases in deferred taxes
                  and non-cash items                           $
         plus interest expense                                 $
         plus letter of credit fees on
                  on tax exempt bonds                          $
         plus taxes (excluding ad valorem taxes)               $


    quarter
----       ----
         net income (6)                                        $
         plus minority interests                               $
         less extraordinary gains                             ($            )
         plus extraordinary losses                             $
         plus depreciation and amortization                    $
         plus losses from sales or joint ventures              $
         less gains from sales or joint ventures              ($            )
         less decreases in deferred taxes
                  and non-cash items                          ($            )
         plus increases in deferred taxes
                  and non-cash items                           $
         plus interest expense                                 $
         plus letter of credit fees on
                  on tax exempt bonds                          $
         plus taxes (excluding ad valorem taxes)               $

                  Consolidated Income Available
                        for Debt Service
                    (last 4 Fiscal Quarters)                   $
                                                                 =============


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                                                                SCHEDULE - 4
                                                                ------------

                        INCOME AVAILABLE FOR DEBT SERVICE
                         (for the current calendar year)


First Quarter
         net income (7)                                        $
         plus minority interests                               $
         less extraordinary gains                             ($            )
         plus extraordinary losses                             $
         plus depreciation and amortization                    $
         plus losses from sales or joint ventures              $
         less gains from sales or joint ventures              ($            )
         less decreases in deferred taxes
                  and non-cash items                          ($            )
         plus increases in deferred taxes
                  and non-cash items                           $
         plus interest expense                                 $
         plus letter of credit fees on
                  on tax exempt bonds                          $
         plus taxes (excluding ad valorem taxes)               $


Second Quarter
         net income (7)                                        $
         plus minority interests                               $
         less extraordinary gains                             ($            )
         plus extraordinary losses                             $
         plus depreciation and amortization                    $
         plus losses from sales or joint ventures              $
         less gains from sales or joint ventures              ($            )
         less decreases in deferred taxes
                  and non-cash items                          ($            )
         plus increases in deferred taxes
                  and non-cash items                           $
         plus interest expense                                 $
         plus letter of credit fees on
                  on tax exempt bonds                          $
         plus taxes (excluding ad valorem taxes)               $


Third Quarter
         net income (7)                                        $


-----------------------
(7) Excluding equity in and income and losses of joint ventures

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         plus minority interests                               $
         less extraordinary gains                             ($            )
         plus extraordinary losses                             $
         plus depreciation and amortization                    $
         plus losses from sales or joint ventures              $
         less gains from sales or joint ventures              ($            )
         less decreases in deferred taxes
                  and non-cash items                          ($            )
         plus increases in deferred taxes
                  and non-cash items                           $
         plus interest expense                                 $
         plus letter of credit fees on
                  on tax exempt bonds                          $
         plus taxes (excluding ad valorem taxes)               $

fourth quarter
         net income (7)                                        $
         plus minority interests                               $
         less extraordinary gains                             ($            )
         plus extraordinary losses                             $
         plus depreciation and amortization                    $
         plus losses from sales or joint ventures              $
         less gains from sales or joint ventures              ($            )
         less decreases in deferred taxes
                  and non-cash items                          ($            )
         plus increases in deferred taxes
                  and non-cash items                           $
         plus interest expense                                 $
         plus letter of credit fees on+
                  on tax exempt bonds                          $
         plus taxes (excluding ad valorem taxes)               $

                  Income Available for Debt Service
                  (current calendar year)                      $
                                                                ===============


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                                                                 SCHEDULE - 7
                                                                 ------------

                           CONSOLIDATED FIXED CHARGES

___ quarter ___

         interest expense                                      $
         scheduled principal payments (8)                      $
         preferred dividends paid or accrued     $

         Total                                                 $

___ quarter ___

         interest expense                                      $
         scheduled principal payments (8)                      $
         preferred dividends paid or accrued     $

         Total                                                 $

___ quarter ___

         interest expense                                      $
         scheduled principal payments (8)                      $
         preferred dividends paid or accrued     $

         Total                                                 $
___ quarter ___

         interest expense                                      $
         scheduled principal payments (8)                      $
         preferred dividends paid or accrued     $

         Total                                                 $

-----------------------
(8) Excluding balloon payments payable at maturity.

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                                                                EXHIBIT H

                           BORROWING BASE CERTIFICATE

     Reference is made to the Amended and Restated Credit Agreement dated as of May 13, 1998 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among Gables Realty Limited Partnership, the Banks from time to time parties thereto and Wachovia Bank, N.A., as Administrative Agent, First Union National Bank, as Syndication Agent, and Chase Bank of Texas, National Association, as Documentation Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

     Pursuant to Section [3.01(i)][5.01(h)] of the Credit Agreement,___________________________ , the duly authorized chief financial officer of the General Partner, hereby certifies to the Administrative Agent and the Banks that (i) sufficient funds are available to complete all Eligible Properties now under construction, and (ii) the calculation of the Borrowing Base contained in this Borrowing Base Certificate is true, accurate and complete in all material respects as of ________________,_______ .

                  The calculation of the Borrowing Base is as follows:

         (i)       (a)      Net Operating Income for the 12 month
                            period ending on the last day of the
                            month just ended from each Eligible
                            Property which either was on
                            average at least 90% economically
                            occupied during, or with respect to
                            which the Construction Period
                            Termination Date occurred prior
                            to the commencement of, such
                            12 month period (9)                 $______________

                   (b)      product of 7.22222 times (i)(a)     $______________


-----------------------
(9) If an Eligible Property satisfies the criteria set forth in both clause (i) and in clause (ii), it shall be included in the calculations only in clause (i).

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         (ii)      (a)     Net Operating Income for the 3 month
                           period ending on the last day of the
                           month just ended from each Eligible
                           Property with respect to which
                           the Construction Period Termination
                           Date did not occur prior to the
                           commencement of the 12 month period
                           ending on the last day of the month
                           just ended                           $

                   (b)     product of 28.88889 times (ii)(a)    $

         (iii)     (a)     aggregate amount of cash expenditures
                           (including indirect costs internally
                           allocated in accordance with GAAP)
                           as of the last day of the month just
                           ended on all Eligible Properties
                           which consist of Properties as
                           to which the Construction Period
                           Termination Date has not occurred
                           as of such last day of the month
                           just ended                           $

                   (b)     20% of amount in (iii)(a)            $

                   (c)     amount in excess of amount in
                           (iii)(b)for all Eligible Properties
                           included in (iii)(a)for undeveloped
                           land                                 $

                   (d)     (iii)(a) less (iii)(c)               $

                   (e)     product of 0.50 times (iii)(d)       $

                   (f)     aggregate amount of Commitments      $

                   (g)     30% of (iii)(f)                      $

                   (h)     lesser of (iii)(e) and (iii)(g)      $



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         (iv)      aggregate amount of all outstanding
                   unsecured Consolidated Debt, including
                   standby letters of credit, other than
                   the outstanding balance under this
                   Agreement.                                   $


BORROWING BASE (sum of (i)(b), plus (ii)(b), plus
(iii)(h) and less (iv)                                          $


                                   GABLES REALTY LIMITED PARTNERSHIP    (SEAL)
                                   By: Gables GP, Inc., its sole general partner



                                   By:______________________________
                                      [Chief Financial Officer]


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                     CONSENT AND REAFFIRMATION OF GUARANTORS


     Each of the undersigned (i) acknowledges receipt of the foregoing First Amendment to Credit Agreement (the "First Amendment"), (ii) consents to the execution and delivery of the First Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under the Guaranty Agreement dated as of May 13, 1998 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the First Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                                         GABLES GP, INC.                 (SEAL)



                                         By: /s/ Marvin R. Banks, Jr.
                                             ----------------------------
                                             Title: Senior Vice President




                                         GABLES RESIDENTIAL TRUST        (SEAL)



                                         By: /s/ Marvin R. Banks, Jr.
                                             ----------------------------
                                             Title: Senior Vice President




                                         GABLES-TENNESSEE PROPERTIES     (SEAL)
                                         By: Gables Realty Limited Partnership,
                                             a general partner

                                         By: Gables GP, Inc.,
                                             its general partner



                                         By: /s/ Marvin R. Banks, Jr.
                                             ----------------------------
                                             Title: Senior Vice President



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